Navigator Equity Hedged Fund

a Series of Northern Lights Fund Trust

Class	A	Shares	NAVAX
Class	C	Shares	NAVCX
Class	I	Shares	NAVIX

Supplement dated December 7, 2011 to Prospectus dated December 28, 2010

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Effective immediately, the Fund has expanded the types of securities it will use to hedge equity market risk to include volatility-linked exchange-traded funds ("ETFs") and volatility-linked exchange-traded notes ("ETNs").  The following portions of the prospectus are hereby revised as indicated.

FUND SUMMARY

Principal Investment Strategies:  The Fund's adviser seeks to achieve the Fund's investment objective by allocating assets across various sectors of the global equity markets by investing primarily in

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exchange-traded funds that each invest primarily equity securities and

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put options on the Standard & Poor's 500 Index, volatility-linked exchange-traded funds and volatility-linked exchange-traded notes for hedging purposes.

Hedging Process

The adviser applies a hedging strategy to protect the portfolio against significant market declines.  The adviser uses a protective put hedging strategy and/or volatility-linked ETFs and/or volatility-linked ETNs to hedge the Fund's equity exposure.  In the case of protective puts, the Fund pays a price (referred to as a premium) to purchase a  put option that gives the Fund the right to sell a security at a set (strike) price even though the market price may be lower.  The protective put strategy is executed using exchange-traded S&P 500 Index put options to hedge the portfolio and to reduce volatility.  The protective put strategy seeks to limit downside loss.  Generally, S&P 500 put options have an inverse relationship to the S&P 500 Index.  In the case of volatility-related hedging, the Fund purchases ETFs and/or ETNs that invest in instruments linked to equity market volatility or the Chicago Board Options Exchange (CBOE) Volatility Index (VIX) futures.  Generally, volatility has an inverse relationship to the S&P 500 Index.  The Fund invests in volatility-linked instruments to benefit from the expected negative correlation between volatility and equity market returns.

Principal Investment Risks:  As with all mutual funds, there is the risk that you could lose money through your investment in the Fund.  Many factors affect the Fund's net asset value and performance.

The following describes the risks the Fund may bear indirectly through investments in ETFs and ETNs as well as directly through investments in put options.

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ETN Risk:  Like ETFs and put options, ETNs are subject to administrative and other expenses, which will be indirectly paid by the Fund.  As a result, the cost of investing in the Fund will be higher than the cost of investing directly in ETNs and may be higher than other mutual funds that invest directly in stocks and bonds.  Each ETN is subject to specific risks, depending on the nature of the ETN.  ETNs are subject to default risks.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Principal Investment Strategies:

The Fund's adviser seeks to achieve the Fund's investment objective by allocating assets across various sectors of the global equity markets by investing primarily in

•

exchange-traded funds that each invest primarily equity securities and

•

put options on the Standard & Poor's 500 Index, volatility-linked exchange-traded funds and volatility-linked exchange-traded notes for hedging purposes.

Hedging Process

The adviser views stock market volatility as though it were an asset class, which is a key element to the portfolio’s risk management.  The adviser allocates a portion of the Fund's portfolio to S&P 500 Index put options, volatility-linked exchange-traded funds and volatility-linked exchange-traded notes on a systematic basis.  As such, the adviser examines a series of put options and analyses 3 possible market scenarios (1) consistent advancing market, (2) declining market and (3) low volatility-flat market.  S&P 500 Index put options are usually purchased with strike prices 5-10% below the current market price, usually expiring after 9 to 18 months.  The adviser will manage this allocation to preserve capital and take profits when the opportunity presents itself.  In addition, when the markets make a significant move to the upside the adviser will typically re-allocate the S&P 500 Index put options to optimize risk management.  The protective put serves to limit downside loss because the put rises in value when the S&P 500 Index falls and the put gives the Fund the right to sell S&P 500 Index shares at the put's strike price until or when the option expires.  Specifically, S&P 500 Index shares are not actually sold but rather a cash payment is made to the Fund for the difference between the strike price and the level of the index.  Generally, the put options are expected to provide protection against overall equity market declines even though the Fund holds ETFs representing equities, including foreign equities that are not included in the S&P 500 Index.  In the case of volatility-related hedging, the Fund purchases ETFs and/or ETNs that invest in instruments linked to equity market volatility or the Chicago Board Options Exchange (CBOE) Volatility Index (VIX) futures.  Generally, volatility has an inverse relationship to the S&P 500 Index.  The Fund invests in volatility-linked instruments to benefit from the expected negative correlation between volatility and equity market returns.

Principal Investment Risks:

The following describes the risks the Fund may bear indirectly through investments in ETFs and ETNs as well as directly through investments in put options.

•

ETN Risk:  Your cost of investing in the Fund will be higher than the cost of investing directly in ETNs and also may be higher than other mutual funds that invest directly in stocks and bonds.  You will indirectly bear fees and expenses charged by the ETNs, which are similar to those charged by ETFs, in addition to the Fund's direct fees and expenses.  Investment in the Fund should be made with the understanding that the ETNs in which the Fund invests will not be able to replicate exactly the performance of the indices they track, if any, because the total return generated by the securities or indices will be reduced by transaction and other costs incurred by the ETNs.  Certain securities or indices tracked by the ETNs may, from time to time, temporarily be unavailable, which may further impede the ETNs' ability to achieve intended investment results.  The value of an ETN may vary and may be influenced by time to maturity, level of supply and demand for the ETN, lack of liquidity in underlying security markets, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or events that affect the securities markets generally.  The Fund's decision to sell its ETN holdings may be limited by the availability of a secondary market.

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information each dated December 28, 2010, each of which provides information that you should know about the Fund before investing.  These documents are available upon request and without charge by calling the Fund toll-free at 1-877-766-2264.

Please retain this Supplement for future reference.